                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                           Liquitek Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           LIQUITEK ENTERPRISES, INC.

                            1350 East Draper Parkway

                               Draper, Utah 84020

                                 PROXY STATEMENT

                                 April 19, 2001

                              --------------------

                             SOLICITATION OF PROXIES

DATE, TIME, AND PLACE

     This Proxy Statement and the accompanying proxy/voting instruction form ("Proxy Form") are being mailed beginning on or about the date shown above, to holders of common shares (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of LIQUITEK ENTERPRISES, INC., a Nevada corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting"), to be held May 19, 2001 at the Salt Palace Convention Center, 90 South West Temple, Salt Lake City, Utah 84101, telephone number (801) 521-2822, at 1:00 p.m. local time, or any adjournment thereof.

QUORUM AND VOTING

     Proxies are solicited to give all Stockholders of record at the close of business on April 12, 2001 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Stockholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy. The presence in person or by proxy of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.

     When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

     As of the Record Date, there were 53,666,841 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting other than the election of Directors if any stockholders elect to vote by cumulative voting.

     No stockholder may cumulate votes in the election of directors unless the candidates' names have been placed in nomination prior to commencement of the voting and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate votes. If any stockholder has given such a notice, then every stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among any or all of the candidates, as the stockholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

SOLICITATION AND COST

     The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

REVOCABILITY OF PROXY

     If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Form must be crossed out and the name of another person or persons inserted. The signed Proxy Form must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual Stockholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Forms and tabulating the vote. The vote of any Stockholder is not disclosed except as may be necessary to meet legal requirements.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company specifically incorporates the Financial Statements for the year ended December 31, 2000, filed as part of the 2000 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB. The Annual Report and accompanying Financial Statements should have been enclosed in the mailing containing this Proxy Statement. If you did not receive a copy of the Annual Report and Financial Statements, please contact the Company and request that the information be sent to you. A copy of the 2000 Annual Report may be obtained from the Company without cost to the requesting Stockholder by contacting the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     As of the Record Date for the Annual Meeting of Stockholders, the number of issued and outstanding shares of Common Stock totaled 53,666,841.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning the beneficial ownership of the Company's Shares as of December 31, 2000 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933,
(iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all officers and Directors of the Company as a group. See also "Certain Relationships and Related Transactions" below.

                                                                                AMOUNT AND NATURE        PERCENTAGE OF
NAME                                          TITLE                             OF OWNERSHIP(1)(2)          CLASS(3)
-----------------------------------------     -----------------------------     ------------------       -------------
Culley W. Davis (4)                           Chairman                                741,667                1.4%
Family Legacy, Ltd. (5)                       Beneficial Owner                      1,766,711                3.3%
Lester W.B. Moore (6)                         CEO, Director                            66,667                 *
Robert C. Gay (7)                             Director                                500,000                 *
Robert D. Petersen (8)                        Director                              1,968,087                3.7%
David A. Dattilo (9)                          Director                                 37,000                 *
O. Guy Eady (10)                              Director                              4,299,016                8.0%
Dudley E. J. Ward (11)                        Director                              3,654,491                6.8%
John W. Nagel (12)                            Chief Financial Officer                  75,000                 *
Bruce H. Haglund (13)                         Secretary                               648,236                1.2%
Paul G. Kokx (14)                             President, VitriSeal, Inc.               75,000                 *
Rodney L. Schaefer (15)                       President, Thermoflow Corp.             183,833                 *
Kent H. Price (16)                            President, Liquitek Corp.                16,667                 *
All Directors and Executive Officers as a Group (17)                               14,032,475               25.2%

-------------------

*    Less than one percent.

(1) Unless otherwise noted, the Company believes that all Shares are beneficially owned and that all persons named in the table or family members have sole voting and investment power with respect to all Shares owned by them. Unless otherwise indicated, the contact address of each individual is 1350 East Draper Parkway, Draper, Utah 84020.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.

(3) Assumes 53,666,841 Shares outstanding plus, for each individual, any securities that such individual has the right to acquire upon exercise of presently exercisable stock options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(4) Includes options to purchase 300,000 shares at an exercise price of $1.75 per share, 275,000 shares at an exercise price of $2.00 per share and 166,667 shares at an exercise price of $1.00 per share.

(5) Family Legacy, Ltd. is a Utah limited partnership, the General Manager of which is Eagle Gate, LC, for which Culley W. Davis serves as the Operating Manager and is deemed the beneficial owner.

(6) Includes options to purchase 66,667 shares at an exercise price of $1.00 per share.

(7) Includes options to purchase 500,000 shares at an exercise price of $1.00 per share.

(8) Includes options to purchase 25,000 shares at an exercise price of $1.00 per share. Mr. Petersen's address is 247 Saddle Ridge Drive, Knoxville, Tennessee 37922.

(9) Includes options to purchase 25,000 shares at an exercise price of $1.00 per share. Mr. Dattillo's address is 2449 Tall Oaks Drive, Elgin, Illinois 60123.

(10) Includes 4,274,016 shares acquired in exchange for shares of Distech Limited held by various entities of which Mr. Eady is a beneficial owner, director or trustee and as such has voting and/or dispositive power. Also includes options to purchase 25,000 shares at an exercise price of $1.00 per share granted to Mr. Eady. Mr. Eady's address is Level 5, 28 Broadway, Newmarket, Auckland, New Zealand.

(11) Includes 3,588,069 shares acquired in exchange for shares in Distech Limited held by various entities of which Mr. Ward is a beneficial owner, director or trustee and as such has voting and/or dispositive power. Also includes options to purchase 8,333 shares at an exercise price of $1.00 per share and warrants to purchase 58,089 shares at an exercise price of $.69 per share. Mr. Ward's address is 62 Lunn Avenue, Mr. Wellington, Auckland 1130, New Zealand.

(12) Includes shares held in trust by the Elizabeth H. Nagel Trust and options to purchase 25,000 shares at an exercise price of $1.75 per share and 25,000 shares at an exercise price of $1.00 per share.

(13) Includes options to purchase 50,000 shares at an exercise price of $1.75 per share, 250,000 shares at an exercise price of $2.00 per share, and 25,000 shares at an exercise price of $1.00 per share.

(14) Includes options to purchase 50,000 shares at an exercise price of $2.00 per share and 25,000 shares at an exercise price of $1.75 per share.

(15) Includes options to purchase 8,333 shares at an exercise price of $1.00 per share.

(16) Includes options to purchase 16,667 shares at an exercise price of $1.00 per share.

(17) Includes options to purchase 891,667 shares at an exercise price of $1.00 per share, 400,000 shares at an exercise price of $1.75 per share, 575,000 shares at an exercise price of $2.00 per share, and 58,089 warrants at an exercise price of $.69 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 26, 2000, the Company completed a plan of reorganization with Thermoflow Corporation, a Nevada corporation ("Thermoflow"), and Liquitek Corporation, a Nevada corporation ("Liquitek"). The plan provided that upon approval of 80% of the shareholders of Thermoflow, the Company would issue to them a total of 10,060,000 shares and warrants of the Company in exchange for all of their Thermoflow shares. The plan also provided that upon approval of 90% of the shareholders of Liquitek, the Company would issue to them a total of 5,000,000 shares of the Company in exchange for all of their Liquitek shares. In connection with the reorganization agreements with Thermoflow and Liquitek, the Company agreed to grant 275,000 options to Culley W. Davis and 250,000 options to an affiliate of Bruce H. Haglund. The options vested upon the closing of the reorganization agreements with Thermoflow and Liquitek and are exercisable at $2.00 per share.

     In connection with the reorganization agreement with Interfluid Recycling, Inc. in July 2000, Rodney L. Schaefer received 183,833 shares of the Company's Common Stock.

     In connection with the closing of the reorganization agreement with Distech Limited, which had an initial closing in November 2000 and a final closing in February 2001, entities of which Dudley E.J. Ward is a beneficial owner, director or trustee received 3,588,069 shares and 58,089 warrants to purchase shares of the Company at an exercise price of $.69 per share. Entities of which
O. Guy Eady is a beneficial owner, director or trustee received 4,274,016 shares in the Distech Limited reorganization.

     On December 20, 2000, Liquitek Enterprises, Inc. borrowed $525,000 from HydroMaid International, Inc. under a note payable in order to exercise its option to purchase the building at 4000 Arcata Way, North Las Vegas, Nevada wherein Thermoflow's plant is located.

     Liquitek Enterprises, Inc. has borrowed working capital from Lighthouse Capital, Inc., a corporation wholly owned by Culley W. Davis, pending the completion of the equity infusion on which ultimate consummation of the Distech acquisition rests. By several advances under this arrangement occurring between November 8, 2000, and March 20, 2001, these loans have accumulated to $1,441,314.

     In February 1997, the Board of Directors of the Company approved the assignment of a continuing royalty equal to 2% of revenues derived by the Company from the VitriSeal process to Dennis A. Repp for all customers contacted by the Company during the time Mr. Repp remained involved with the Company. Mr. Repp's services to the Company were terminated in October 2000. In February 2001, Mr. Repp agreed to a settlement with the Company whereby the royalty assignment was mutually rescinded and he was issued 100,000 restricted shares of Common Stock of the Company.

     In February 1997, the Board of Directors of the Company approved the assignment of a continuing royalty equal to 2% of revenues derived by the Company from the VitriSeal process to Daniel Corbin for all customers contacted by the Company during the time Mr. Corbin remained involved with the Company. Mr. Corbin's services to the Company were terminated in October 2000. In February 2001,

Mr. Corbin agreed to a settlement with the Company whereby the royalty assignment was mutually rescinded and he was issued 100,000 restricted shares of Common Stock of the Company.

     John W. Nagel, the Company's Chief Financial Officer is the brother-in-law of the Company's legal counsel, Bruce H. Haglund, who also serves as the Secretary of the Company and is a stockholder.

     Gibson, Haglund & Paulsen, the Company's attorneys, were paid approximately $285,000 and $119,000 in legal fees for services rendered during 2000 and 1999 respectively. Bruce H. Haglund, the Secretary and stockholder of the Company, is a member of the law firm.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act requires the Company's officers, Directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission ("SEC") regulation to furnish the Company with copies of all Section 16 (a) forms they file. Officers of the Company did not file Form 4's regarding some shares acquired and options granted to them during 2000. Form 4's and 5's were filed in 2001 regarding the transactions during 2000; accordingly, the Company believes all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners have now been complied with.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate governance principles, the Board is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     The Board held five meetings during 2000. All Directors attended more than 75% of the Meetings held.

COMMITTEES OF THE BOARD

     In October 2000, the Board of Directors approved the establishment of five standing committees including an Executive Committee; Board Nominating Committee; Audit and Finance Committee; Compensation, Policy, and Human Resources Committee; and Marketing and Sales Committee. Committee members were appointed in March 2001. Upon the election of Directors at the Meeting, the Committees may be reconstituted for the ensuing year. In general, these committees will provide counsel, constructive critiques, and ideas. The focus will be primarily in the areas of long range strategic planning and operating planning.

     The Executive Committee, chaired by the Chairman of the Board, interfaces with the President on a periodic basis on material matters delegated to the Board by the Committee. The Committee consists of Lester W.B. Moore, Chairman, Culley W. Davis, and Robert C. Gay, with Bruce H. Haglund, the Company's Secretary and general counsel, serving as an EX OFFICIO member.

     The Board Nominating Committee operates to search for, find, and nominate members to the Board and committees and to nominate executive officers. Committee members include Lester W.B. Moore, Chairman, Culley W. Davis, Robert
C. Gay, and O. Guy Eady.

     The Audit and Finance Committee meets with management, independent auditors, and appropriate Company financial personnel to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The committee recommends to the Board of Directors the appointment of the independent auditors, subject to ratification by the Stockholders at the Annual Meeting. Both the internal auditors and the independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. The committee consists of O. Guy Eady, Chairman, Lester W.B. Moore, and David A. Dattilo, with John W. Nagel, the Company's Chief Financial Officer, and Bruce H. Haglund, the Company's Secretary and general counsel, serving as EX OFFICIO members.

     The Compensation, Policy, and Human Resources Committee reviews, assesses, and approves compensation programs; receives reports on training and development, staffing, performance evaluations, employee relations, health and safety, and personnel research; develops an understanding of the competition and overall market compensation parameters; and reviews and approves any operations and personnel policies and procedures. The committee consists of Robert C. Gay, Chairman, O. Guy Eady, and Robert D. Petersen.

     The Marketing and Sales Committee reviews, assesses, and approves all marketing and sales objectives and strategies; receives periodic progress reports; reviews competitive profiles; reviews customer profiles, market research, and analysis; and meets with advertising and public relations firms. The committee consists of David C. Dattilo, Chairman, Dudley E.J. Ward, and Robert D. Petersen.

COMPENSATION OF DIRECTORS

     The Company's policy is not to pay cash compensation to directors who are employees or consultants of the Company for their services as directors, but reimburses reasonable out-of-pocket expenses of directors for attendance at meetings. In 2000, directors received options to purchase shares of Common Stock at $1.00 per share as reflected in the beneficial ownership table on page 3 hereof.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Nevada law. Such limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws permit such indemnification.

     At present, there is no pending litigation or proceeding involving any director, officer, employee, or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY FORM)

     The Bylaws of the Company provide for the Directors to number at least three and no more than seven. Seven members of the Board of Directors are to be elected at the Meeting. The nominees selected by the Board of Directors are listed on the following pages. Stockholders have cumulative voting rights when voting for Directors; accordingly, any Stockholder may multiply the number of Shares he or she is entitled to vote by the number of Directors to be elected and allocate votes among the candidates in any manner provided such candidate was in nomination prior to the meeting. Stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

     The Board of Directors intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Form. If you do not wish your Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy Form.

     If at the time of the Meeting one or more of the nominees have become unavailable to serve, Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors.

     Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of April 1, 2001.

NOMINEES FOR ELECTION AS DIRECTORS

     The names, ages, and positions of the nominees for election as Directors are as follows:

     NAME                          AGE       POSITION WITH THE COMPANY     FIRST ELECTED
     ----                          ---       -------------------------     -------------
     Culley W. Davis                45       Chairman                           1999
     Robert C. Gay                  49       Director                           2000
     Lester W. B. Moore             59       CEO, Director                      2000
     Robert D. Petersen             44       Director                           2000
     David A. Dattilo               60       Director                           2000
     Dudley E. J. Ward              64       Director                           2000
     O. Guy Eady                    38       Director                           2000

CULLEY W. DAVIS, DIRECTOR, CHAIRMAN OF THE BOARD

     Culley W. Davis was a founder of Dancor, Inc. and, since its inception in 1992, has held various positions including Chief Executive Officer, Chairman of the Board and Director. Dancor, Inc. was acquired by the Company in March 1999, and Mr. Davis was elected to the Board of Directors and as Chairman and Chief Executive Officer of the Company. In August 2000, Mr. Davis resigned as Chief Executive Officer of the Company. Since 1992, Mr. Davis has also served as Chairman of the Board, Chief Executive Officer and Director of HydroMaid International, Inc., the developer of a patented water-powered garbage disposal whose stock is traded on the OTC Bulletin Board. From 1989 until 1992, Mr. Davis was President and Chief Executive Officer of Lubrication Research, Inc., a company engaged in the development and marketing of technology used in the automobile industry. During the period of 1984 until 1990, Mr. Davis founded and served as President of Vencor International, Inc., a developer of form-fitted, reusable, cloth diapers for medical and non-medical applications. From 1979 until 1984, Mr. Davis founded and operated Capital Diamond Corporation, a diamond and jewelry wholesaling company.

     In May, 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction with the Department of Finance of the State of Idaho in connection with a complaint filed by the State of Idaho alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

LESTER W. B. MOORE, DIRECTOR, CHIEF EXECUTIVE OFFICER

     Lester W.B. Moore has been the Company's Chief Executive Officer since August 2000 and a member of the Board of Directors since October 2000. In mid-2000, Mr. Moore returned to Utah to serve as Executive Vice President for Bain Capital, Inc. ("Bain") with a charge to support some of the companies in which Bain had invested its capital. For the preceding nine years, Mr. Moore had been President and Chief Executive Officer of the world-famous Polynesian Cultural Center ("PCC") in Laie, Hawaii. As one of Bain's Utah interests was Liquitek Enterprises, Inc., Mr. Moore was asked to consider how he could help the Company. Bain agreed to allow him to assume full-time duties as Chief Executive Officer of the Company and to provide occasional consulting services in strategic and operational planning to other companies in which Bain has interests in the Utah area. Previous to his PCC experience, Mr. Moore served as President and/or CEO of several other companies in Utah and Minnesota. Mr. Moore has a bachelor's degree from the University of Utah and a master's degree in economics from Brigham Young University.

ROBERT C. GAY, DIRECTOR

     Robert C. Gay has been a member of the Board of Directors of the Company since March 2000. He has been a Managing Director of Bain Capital since 1993 and has been a General Partner of Bain Venture Capital since 1989. From 1988 to 1989, Mr. Gay was a principal with Bain Venture Capital. Prior to joining Bain Capital, Mr. Gay was an Executive Vice President of General Electric Company Capital Markets Group. He was also a Vice President and Principal of Kidder Peabody's Merchant Banking Group. Previously, Mr. Gay was a manager with McKinsey & Company. In addition, he taught economics at Harvard University. Mr. Gay is Vice Chairman of the Board of Directors of IHF Capital, Inc., parent of ICON Health and Fitness, Inc. Mr. Gay also serves as a director of Cambridge Industries, Inc., Nutraceutical Corporation, American Pad & Paper Company, GS Technologies Corporation, and Alliance Laundry Holdings LLC. Mr. Gay received a Ph. D. in Business Economics from Harvard University and graduated Phi Beta Kappa with an A. B. from the University of Utah.

ROBERT D. PETERSEN, DIRECTOR

     Robert D. Petersen has been a member of the Board of Directors of the Company since March 2000. He is currently employed as the Vice President of Dry Flue Gas Desulfurization technology at Alstom Power, Inc. Environmental Services Division, a position he has held since October, 2000. In this capacity Mr. Petersen has product-line responsibility for air pollution control processes to the power industry in the US. Prior to his employment at Alstom, Mr. Petersen co-founded EET Corporation, a hazardous and radioactive waste consulting company, and was President and CEO from 1997 to 2000; he was also a member of EET's Board of Directors from 1990 to 2000. Prior to EET, he was employed with Rockwell International as a research engineer specializing in waste treatment process development. Mr. Petersen has several patents and has received the Department of Energy's Award of Excellence for significant contribution to the Nuclear Weapons Program for his efforts in deployment of waste treatment processes. He earned a M. S. degree in Business Administration from the University of Northern Colorado and a B. S. degree in Chemical Engineering from the University of North Dakota.

DAVID A. DATTILO, DIRECTOR

     David A. Dattilo has been a member of the Board of Directors of the Company since March 2000. He has an independent consultant since June 1998, following his retirement as Senior Vice President, Sales and Services of Safety-Kleen Corporation, which he co-founded in 1968. Safety-Kleen grew from startup to over $1 billion in annual sales. Prior to his involvement with Safety-Kleen, Mr Dattilo was employed by Standard Oil Company. Mr. Dattilo received a B. S. degree from Miami University (Oxford, Ohio) and did graduate studies in engineering while serving in the U.S. Navy.

DUDLEY E. J. WARD, DIRECTOR

     Dudley E.J. Ward has been a member of the Board of Directors of the Company since November 2000. Mr. Ward currently serves as the Assistant to the President of the Company. He is the founder of Distech Limited and the inventor of the Distech technology. Mr. Ward has served as the CEO of that company from its founding in 1995 until its acquisition by the Liquitek Enterprises in 2000. Mr. Ward has over 40 years of business experience that has provided him with valuable and rounded technical, design, contracting, project engineering and administration, manufacturing, marketing, team building, leadership and company management qualifications. While most of his work has been in New Zealand, Mr. Ward's experiences have included the building of international business relationships. Prior to developing the Distech technology, Mr. Ward was Executive Director of Industrial Product Sales & Manufacturing Limited, which he co-founded in 1965. He served as a Director and Chief Executive Officer of Distech Limited prior to its acquisition by Liquitek Enterprises, Inc.

O. GUY EADY, DIRECTOR

     O. Guy Eady has been a member of the Board of Directors of the Company since November 2000. Mr. Eady is a graduate of the Waikato University Bachelor of Management Studies program. He is a Chartered Accountant and has extensive finance, investment and accounting experience. In 1995, Mr. Eady formed Detroit Investments Ltd., which later became a major investor in Distech Limited. Mr. Eady served on the Board of Directors of Distech Limited prior to its acquisition by Liquitek Enterprises, Inc. During the past five years, Mr. Eady's primary occupations have been concurrent service as a principal in Eady & LeGrice, an export business, and as a principal in New Zealand Life Care, a retirement home developer and operator.

VOTE REQUIRED

     The seven Director nominees receiving the highest number of votes will be elected. Management intends to vote "FOR" all of the Director nominees set forth above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR THE BOARD OF DIRECTORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

EXECUTIVE OFFICERS

     The name and position of the Company's executive officers who are not also nominees for Directors are as follows:

BRUCE H. HAGLUND, SECRETARY

     Bruce H. Haglund served as a Director and Secretary of Dancor, Inc. from September 1998 until the reverse acquisition of Dancor, Inc. by the Company in March 1999. He was a member of the Board of Directors of the Company from March 1999 until November 2000, and he has been the Secretary of the

Company since March 1999. Mr. Haglund is a principal in the law firm of Gibson, Haglund & Paulsen in Orange County, California where he has been engaged in the private practice of law since 1980. He is a member of the Board of Directors and the Secretary of Metalclad Corporation, a public company whose stock is traded on the Nasdaq Small Cap Market. Mr. Haglund is also the Secretary and a member of the Board of Directors of Aviation Distributors, Inc. and HydroMaid International, Inc., public companies whose stocks are traded on the OTC Bulletin Board. He is a graduate of the University of Utah College of Law.

JOHN W. NAGEL, CHIEF FINANCIAL OFFICER

     John W. Nagel joined Dancor, Inc. as Chief Financial Officer and a member of the Board of Directors in October 1998, and served in those capacities until March 1999, whereupon he commenced service in those capacities for Liquitek Enterprises, Inc. He resigned as a Director in May 2000 upon the acquisitions of Thermoflow Corporation and Liquitek Corporation. He continues to serve as Chief Financial Officer of Liquitek Enterprises, Inc. at this time, as well as in the same capacity for HydroMaid International, Inc. Mr. Nagel served as Director of Finance for a network affiliate television station in New Orleans, Louisiana, from 1988 through 1998. During the period of 1983 to 1988, he was the operator and part owner of several franchised ice cream parlors. From 1980 to 1983, Mr. Nagel held positions in administration and management for The Nautilus Group, Inc., a private venture capital firm. From 1968 to 1980, Mr. Nagel worked for Arthur Andersen & Co. in numerous capacities related to consulting for the design and implementation of computer-based management information systems. He served as an officer in the U. S. Navy Supply Corps from 1962 to 1966. Mr. Nagel has an M.B.A. degree from Harvard University and a B.S. degree in accounting from The Ohio State University.

PAUL G. KOKX, PRESIDENT OF VITRISEAL

     Paul G. Kokx joined VitriSeal, Inc. as Executive Vice President and General Manager in February 2000. He was promoted to President of VitriSeal in November 2000. From December 1998 through January 2000, Mr. Kokx was Vice President of Manufacturing for Weld Racing, Inc., a manufacturer of one piece forged aluminum automobile wheels. He came to that position from eleven years of service with Reynolds Metals Company, during which employment he rose to the position of Vice President of Global Wheels. He was instrumental in launching several new manufacturing facilities, including sophisticated automated coating systems. Earlier employment included service with Premier Sales, General Electric Company and the Budd Company. Mr. Kokx is a 1980 graduate of Michigan State University's School of Engineering.

KENT H. PRICE, PRESIDENT OF BOTH LIQUITEK CORPORATION AND DISTECH LIMITED

     Kent H. Price commenced employment with the Company on January 1, 2001, in the capacities of President of both Liquitek Corporation and Distech Limited. He worked with the Company as a consultant during the last quarter of 2000. From 1996 through December 2000 he was Vice President of Success Financial Group, Inc., an investment advisory business. He was owner and President of Johnson Manufacturing Co. from 1986 through 1995. Johnson was a manufacturer of precision-machined parts for the aerospace industry. Prior assignments included general management roles with various divisions of Thomas Industries, Beatrice Foods Corp. and The Talley Corporation. His professional career began with an operations management role with California Cedar Products Co., where he played a key role in introducing Duraflame fireplace "logs" to the market. Mr. Price has a B. S. degree in business management, with an emphasis on industrial management, from Brigham Young University and a Master in Business Administration degree from Harvard University. Mr. Price is a certified manufacturing engineer, has lived abroad for 12 years, and conducted business in several countries.

RODNEY L. SCHAEFER, PRESIDENT OF THERMOFLOW AND INTERFLUID

     Rodney L. Schaefer joined the Company in June 2000 as President of Thermoflow Corporation and as President of Interfluid Environmental Services, Inc. He continues to serve in these capacities at this time. Prior to undertaking these responsibilities, he served as President of Interfluid Recycling, Inc., a closed-loop antifreeze recycling service in San Diego, California, which he founded in 1994. From 1988 to 1994, he held various positions in sales and management for a car dealership in Carlsbad, California. Prior to that, he was in the real estate business in Colorado with involvement in several investment and development projects. Mr. Schaefer received his education in Greeley, Colorado, where he attended the University of Northern Colorado.

                     APPROVAL OF LIQUITEK ENTERPRISES, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN
                           (ITEM 2 ON THE PROXY FORM)

     On December 31, 2000, the Board of Directors of the Company, subject to stockholder approval, adopted the 2000 Stock Option and Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit "B." The Plan is intended to provide incentive to key employees and Directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. The Company has reserved 3,500,000 shares of Common Stock for issuance under the Plan. The Plan provides that incentive stock options ("Incentive Stock Options") may be granted to full-time employees (who may also be Directors) and non-statutory stock options ("Non-statutory Stock Options") may be granted to non-employee Directors and consultants from time to time on a discretionary basis by the Board or the Committee. The Plan also provides for the grant of Non-statutory Stock Options to outside members of the Board of Directors on a "formula award" basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3").

     The Plan provides for administration by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members, each of whom has not participated in the Plan by way of receipt of any discretionary grant of an option (Incentive Stock Options and Non-statutory Stock Options are together hereinafter referred to as "Option" or "Options", unless the context otherwise requires), and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the Plan by the stockholders (other than pursuant to a formula award grant under the Plan). A member of the Board or a Committee member shall in no event participate in any determination related to Options held by or to be granted on a discretionary basis to such Board or Committee member.

     The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued upon exercise of Options under the Plan may not exceed the Shares reserved under the Plan. If any unexercised option, or any portion thereof, for any reason expires or is terminated, does not vest or is not delivered, the unexercised or unvested shares allocable to such Option may again be made subject to any Award.

     Options must be evidenced by written stock option agreements in such form as the Committee may from time to time determine. Each Option must state the number of shares to which it pertains and must provide for the adjustment thereof if the outstanding shares of Common Stock are exchanged for cash or a different number or kind of shares or securities of the Company, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Company is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interests of any participant and the Company in order to preserve for the participant the benefits of the Award.

     The exercise price in the case of any Incentive Stock Option must not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, must not be less than 110% of the fair market value on the date of grant. The exercise price, in the case of any Non-statutory Stock Option, must not be less than 85% of the fair market value on the date of grant.

     The purchase price is payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and shares, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equals the purchase price; (ii) by cancellation of indebtedness owed by the Company to the participant; (iii) with a full recourse promissory note executed by the participant; or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note must be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her shares of Common Stock to the Company for the purpose of securing the payment of such note, in which event the stock certificate(s) representing such shares may not be released to the participant until such note has been paid in full.

     Each Option must state the time or times which all or part thereof becomes exercisable. No Option may be exercised after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company may be exercised after the expiration of five years from the date it was granted. During the lifetime of a participant in the Plan, such Options may be exercisable only by the participant and shall not be assignable or transferable. If a participant dies while Options are exercisable, they may be exercised, subject to the condition that no option shall be exercisable after the expiration of 10 years from the date granted and to the extent the right to exercise the Option accrued at any time within 12 months after the death of the participant, by the executors or administrators of the deceased participant or by persons who acquired the option directly from the deceased option holder by bequest or inheritance.

     Within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option may, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

     In the case of Incentive Stock Options granted under the Plan, the aggregate fair market value (determined as of the date of the grant thereof) of the shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the Plan and all other plans maintained by the Company) may not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

     The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Options) as the Board or the Committee deems advisable.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to approve the 2000 Stock Option and Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 2000 STOCK OPTION AND INCENTIVE PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 3 ON PROXY FORM)

GENERAL

     In conjunction with a merger and reorganization in 1999, the Company changed auditors in May 1999. The Company's former accountants, Jones, Jensen & Co., were dismissed effective May 3, 1999, and Squar, Milner, Reehl & Williamson ("Squar Milner"), LLP were appointed as the Company's principal accountants. There were no disagreements with the former accountants, and there are no disagreements with the current accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. At a meeting on March 23, 2001, the Board of Directors unanimously approved the recommendation of the Audit Committee for the appointment of Squar Milner to audit the financial statements of the Company for 2001. This selection is subject to ratification or rejection by the Stockholders.

     Squar Milner has no financial interest in the Company. A representative of Squar Milner is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

     Squar Milner performed various audit and other services for the Company during 2000. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, internal control reviews required by certain contractual agreements or requested by the Company's management, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

AUDIT FEES

     Following is a summary of the 2000 fees paid to Squar Milner for the audit of the Company's December 31, 1999 financial statements and reviews of quarterly reports filed with the SEC in 2000:

                                                              ALL OTHER
                                                       -------------------------
    PAYMENTS IN            ANNUAL                       AUDIT-        NON-AUDIT-       TOTAL
    YEAR ENDED             AUDIT          TAX          RELATED         RELATED       ALL OTHER       TOTAL
    -----------            ------         ---          -------        ----------     ---------       -----
December 31, 2000        $63,526        $20,471        $1,000          $116,528       $117,528      $201,525

     The Company has accrued approximately $60,000 through March 31, 2001 for the audit of the December 31, 2000 consolidated financial statements by Squar Milner, and the Company is current in the payment of fees due Squar Milner.

ALL OTHER FEES

     The Company paid fees of approximately $117,528 to Squar Milner for all other services provided by it during 2000, including audit-related services of $1,000 and non-audit services of $116,528. Non-audit-related services generally include fees for services relating to the Company's acquisitions of Thermoflow Corporation, Liquitek Corporation, Interfluid Recycling, Inc., and Distech Limited, and filings with the SEC related to such acquisitions. The Audit Committee has considered the compatibility of non-audit services with the auditors' independence.

REPORT OF THE AUDIT COMMITTEE

     The Board of Directors of the Company has appointed an Audit Committee currently composed of three directors, O. Guy Eady, Chairman, Lester W.B. Moore, and David A. Dattilo, with John W. Nagel, the Company's Chief Financial Officer, and Bruce H. Haglund, the Company's Secretary and general counsel, serving as EX OFFICIO members. Mr. Eady and Mr. Dattilo are "independent" as defined in the Nasdaq-listing standards.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of that Charter is included as Exhibit "A" to this Proxy Statement. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee met four times in 2000.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with Squar Milner, the Company's independent auditors for 2000.

     The Audit Committee has discussed with Squar Milner the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has received from Squar Milner the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Squar Milner `s independence with them, and has considered the compatibility of non-audit services with the auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                        The Audit Committee

                                        O. Guy Eady, Chairman
                                        Lester W.B. Moore
                                        David A. Dattilo

USE OF THE REPORT OF THE AUDIT COMMITTEE AND AUDIT COMMITTEE CHARTER

     In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

VOTE REQUIRED

     Ratification of the appointment of auditors requires a majority of the votes cast thereon. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to ratify the auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AUDITORS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                        REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation programs are designed to link executives' compensation to the performance of the Company. The annual salary paid to executives over the past three years reflect fixed amounts that are deemed competitive for executives with comparable ability and experience in the industry.

COMPENSATION OF OFFICERS

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated. Management of the Company was completely replaced in conjunction with the reorganization between the Company and Dancor, Inc. in March 1999.

SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                            LONG-TERM COMPENSATION
                                   ----------------------------------------     ---------------------------------------
                                                                   OTHER                 AWARDS               PAYOUTS
                                                                   ANNUAL       -----------------------     -----------
NAME AND                                                          COMPEN-       RESTRICTED     OPTIONS/        LTIP           ALL
PRINCIPAL POSITION       YEAR      SALARY ($)     BONUS ($)      SATION ($)     STOCK ($)      SARS (#)     PAYOUTS ($)    OTHER (1)
------------------       ----      ----------     ---------      ----------     ----------     --------     -----------    ---------
Culley W. Davis,         2000        60,000       393,800(3)        --             --          775,000(4)      --             --
  Chairman,              1999        60,000            --           --             --          300,000(5)      --             --
  CEO (1)(2)             1998        95,000            --           --             --               --         --             --
Daniel L. Corbin,        2000       160,000            --           --             --               --         --             --
  President (1)(6)       1999       120,000            --           --             --          300,000(7)      --             --
                         1998        88,000            --           --             --               --         --             --
Lester W.B. Moore,       2000        90,000            --           --             --          200,000(9)      --             --
  President, CEO         1999            --            --           --             --               --         --             --
  (1)(8)                 1998            --            --           --             --               --         --             --
Paul G. Kokx,            2000       164,231            --           --             --          500,000(11)     --             --
  President, Vitri-      1999            --            --           --             --           25,000(11)     --             --
  Seal (1)(10)           1998            --            --           --             --               --         --             --
Rodney L. Schaefer,      2000        72,461            --           --             --           25,000(13)     --             --
 President, Thermo-      1999            --            --           --             --               --         --             --
  Flow (1)(12)           1998            --            --           --             --               --         --             --
Kent H. Price,           2000         9,250            --           --             --           50,000(15)     --             --
 President, Liquitek/    1999            --            --           --             --               --         --             --
 Distech(1)(14)          1998            --            --           --             --               --         --             --


--------------------

(1) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment. The value of such benefits cannot be precisely determined; however, the executive Officers named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such Officers' cash compensation.

(2)  Mr. Davis resigned as Chief Executive Officer in August 2000.

(3) Mr. Davis was paid a cash bonus of $393,800 in connection with the acquisitions of Thermoflow Corporation and Liquitek Corporation.

(4) In May 2000, Mr. Davis was granted a non-statutory stock option to purchase 275,000 shares of common stock in the Company at $2.00 per share and expiring ten years from the date of grant. In December 2000, Mr. Davis was granted a non-statutory stock option to purchase 500,000 shares of common stock in the Company at $1.00 per share that expires on December 31, 2010.

(5) In May 1999, Mr. Davis was granted a stock option to purchase 300,000 shares of common stock in the Company at $1.75 per share that expires on June 30, 2009.

(6)  Mr. Corbin's services as President were terminated in October 2000.

(7) In May 1999, Mr. Corbin was granted a non-statutory stock option to purchase 300,000 shares of common stock in the Company at $1.75 per share that expires on June 30, 2009.

(8)  Mr. Moore was elected Chief Executive Officer of the Company in August
     2000.

(9) Mr. Moore was granted a stock option to purchase 200,000 shares at $1.00 per share in December 2000 that expires on December 31, 2010.

(10) Mr. Kokx was elected President of VitriSeal, Inc., a wholly-owned subsidiary of the Company, in November 2000.

(11) In February 2000, Mr. Kokx was granted a non-statutory stock option to purchase 500,000 shares of common stock in the Company at $2.00 per share that expires on January 31, 2010. In May 1999, when he was a consultant to the Company, Mr. Kokx was granted a non-statutory stock option to purchase 25,000 shares of common stock in the Company at $1.75 per share that expires on June 30, 2009.

(12) Mr. Schaefer was elected President of Thermoflow Corporation and Interfluid Environmental Services, Inc., wholly-owned subsidiaries of the Company, in June 2000.

(13) In December 2000, Mr. Schaefer was granted a non-statutory stock option to purchase 25,000 shares of common stock in the Company at $1.00 per share that expires on December 31, 2010.

(14) Mr. Price was compensated as a consultant during late 2000 in the amount of $9,250 and became a full time salaried employee and the President of Liquitek Corporation and Distech Limited as of January 1, 2001.

(15) In December 2000, Mr. Price was granted a non-statutory stock option to purchase 50,000 shares of common stock in the Company at $1.00 per share that expires on December 31, 2010.

OPTION GRANTS IN LAST FISCAL YEAR--INDIVIDUAL GRANTS

     The following table sets forth the number of options granted to each of the named executive officers of the Company:

                                     NUMBER OF               % OF TOTAL
                                    SECURITIES                 OPTIONS
                                    UNDERLYING               GRANTED TO
                                      OPTIONS               EMPLOYEES IN        EXERCISE OR BASE         EXPIRATION
             NAME                   GRANTED (#)            FISCAL YEAR(1)          PRICE ($/SH)             DATE
             ----                   -----------            --------------       -----------------        ----------          ----
     Culley W. Davis                  275,000                   15.0%                 $2.00              12/31/2010
     Culley W. Davis                  500,000                   27.3%                 $1.00              12/31/2010
     Lester W.B. Moore                200,000                   10.9%                 $1.00              12/31/2010
     Paul Kokx                        500,000                   27.3%                 $2.00              12/31/2010
     Kent H. Price                     50,000                   12.7%                 $1.00              12/31/2010
     Rodney L. Schaefer                25,000                    1.4%                 $1.00              12/31/2010

-------------------

(1)  An aggregate of 1,834,500 options were granted to employees during 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 2000 (assuming a market value of $1.00 on December 31, 2000):

                                                                                                         VALUE OF
                                                                              NUMBER OF                UNEXERCISED
                                      SHARES                             UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                                     ACQUIRED                            AT FISCAL YEAR-END        AT FISCAL YEAR-END
                                       UPON                VALUE            EXERCISABLE/              EXERCISABLE/
             NAME                    EXERCISE            REALIZED           UNEXERCISABLE             UNEXERCISABLE
             ----                    --------            --------        -------------------      --------------------
     Culley W. Davis                    -0-                $-0-            741,667/333,333              $-0-/$-0-
     Lester W.B. Moore                  -0-                $-0-             66,667/133,333              $-0-/$-0-
     Paul Kokx                          -0-                $-0-             75,000/450,000              $-0-/$-0-
     Kent H. Price                      -0-                $-0-             16,667/33,333               $-0-/$-0-
     Rodney L. Schaefer                 -0-                $-0-              8,333/16,667               $-0-/$-0-
     Daniel L. Corbin                   -0-                $-0-            300,000/-0-                  $-0-/$-0-

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in next year's proxy statement should be sent via certified mail-return receipt requested to Bruce H. Haglund, Secretary, Jamboree Center, 2 Park Plaza, Suite 450, Irvine, California 92614 and must be received by February 28, 2002.

                         MISCELLANEOUS AND OTHER MATTERS

     Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company specifically incorporates the Financial Statements for the year ended December 31, 2000, filed as part of the 2000 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB. The Annual Report and attached Financial Statements should have been enclosed in the mailing containing this Proxy Statement.

     A copy of the Company's current Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto but without exhibits, is being mailed to each Stockholder together with this Proxy Statement. Additional copies may be obtained by Stockholders without charge by writing to: Liquitek Enterprises, Inc., 1350 East Draper Parkway, Draper, Utah 84020. Copies of any exhibits to the Annual Report, specifically listed in the Annual Report, may be obtained by Stockholders with a charge equal to the Company's cost to copy and send any requested exhibit.

                                   EXHIBIT "A"

                           LIQUITEK ENTERPRISES, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors ("Board") for LIQUITEK ENTERPRISES, INC., a Nevada corporation ("Corporation"), to be known as the Audit Committee ("Committee"). At such time as required by Nasdaq-listing requirements, the Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member.

The Committee shall be comprised of three (3) or more directors as determined by the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

PURPOSE

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. It shall be the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's business conduct guidelines.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent accountants and financial management of the corporation.

     o Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

MEETINGS

The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its chair should meet with the independent accountants and management annually to review the Corporation's financials in accordance with Section IV(3) below.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

     DOCUMENTS/REPORTS REVIEW

1. REVIEW AND UPDATE THIS CHARTER PERIODICALLY (AT LEAST ANNUALLY) AS CONDITIONS DICTATE.

2. REVIEW THE CORPORATION'S ANNUAL FINANCIAL STATEMENTS AND ANY REPORTS OR OTHER FINANCIAL INFORMATION SUBMITTED TO ANY GOVERNMENTAL BODY, OR THE PUBLIC, INCLUDING ANY CERTIFICATION, REPORT, OPINION, OR REVIEW RENDERED BY THE INDEPENDENT ACCOUNTANTS.

3. REVIEW WITH FINANCIAL MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS, THE ANNUAL REPORT ON FORM 10-K PRIOR TO ITS FILING OR PRIOR TO THE RELEASE OF EARNINGS. THE CHAIRMAN OF THE COMMITTEE MAY REPRESENT THE ENTIRE COMMITTEE FOR PURPOSES OF THIS REVIEW.

4. ISSUE ANNUALLY A REPORT TO BE INCLUDED IN THE CORPORATION'S PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

5. DISCUSS WITH MANAGEMENT AND/OR THE CORPORATION'S GENERAL COUNSEL ANY LEGAL MATTERS (INCLUDING THE STATUS OF PENDING LITIGATION) THAT MAY HAVE A MATERIAL IMPACT ON THE CORPORATION'S FINANCIAL STATEMENTS, AND ANY MATERIAL REPORTS OR INQUIRES FROM REGULATORY OR GOVERNMENTAL AGENCIES.

     INDEPENDENT ACCOUNTANTS

1. RECOMMEND TO THE BOARD THE SELECTION OF THE INDEPENDENT ACCOUNTANTS, CONSIDERING INDEPENDENCE AND EFFECTIVENESS AND APPROVE THE FEES AND OTHER COMPENSATION TO BE PAID TO THE INDEPENDENT ACCOUNTANTS. ON AN ANNUAL BASIS, THE COMMITTEE SHOULD REVIEW AND DISCUSS WITH THE ACCOUNTANTS ALL SIGNIFICANT RELATIONSHIPS THE ACCOUNTANTS HAVE WITH THE CORPORATION TO DETERMINE THE ACCOUNTANTS' INDEPENDENCE. THE COMMITTEE SHALL BE RESPONSIBLE FOR OBTAINING A FORMAL WRITTEN STATEMENT FROM THE INDEPENDENT ACCOUNTANTS DELINEATING ALL RELATIONSHIPS BETWEEN THE ACCOUNTANTS AND THE CORPORATION CONSISTENT WITH INDEPENDENCE STANDARDS BOARD STANDARD 1.

2. REVIEW THE PERFORMANCE OF THE INDEPENDENT ACCOUNTANTS AND APPROVE ANY PROPOSED DISCHARGE OF THE INDEPENDENT ACCOUNTANTS WHEN CIRCUMSTANCES WARRANT.

3. PERIODICALLY CONSULT WITH THE INDEPENDENT ACCOUNTANTS OUT OF THE PRESENCE OF FINANCIAL MANAGEMENT ABOUT INTERNAL CONTROLS AND THE FULLNESS AND ACCURACY OF THE CORPORATION'S FINANCIAL STATEMENTS.

     FINANCIAL REPORTING PROCESSES

1. IN CONSULTATION WITH THE INDEPENDENT ACCOUNTANTS AND THE FINANCIAL MANAGEMENT, REVIEW THE INTEGRITY OF THE CORPORATION'S FINANCIAL REPORTING PROCESSES, BOTH INTERNAL AND EXTERNAL.

2. CONSIDER THE INDEPENDENT ACCOUNTANTS' JUDGMENTS ABOUT THE QUALITY AND APPROPRIATENESS OF THE CORPORATION'S ACCOUNTING PRINCIPLES AS APPLIED IN ITS FINANCIAL REPORTING.

3. CONSIDER AND APPROVE, IF APPROPRIATE, MAJOR CHANGES TO THE CORPORATION'S AUDITING AND ACCOUNTING PRINCIPLES AND PRACTICES AS SUGGESTED BY THE INDEPENDENT ACCOUNTANTS, OR FINANCIAL MANAGEMENT.

     PROCESS IMPROVEMENT

1. ESTABLISH REGULAR AND SEPARATE SYSTEMS OF REPORTING TO THE COMMITTEE BY EACH OF FINANCIAL MANAGEMENT, AND THE INDEPENDENT ACCOUNTANTS REGARDING ANY SIGNIFICANT JUDGMENTS MADE IN FINANCIAL MANAGEMENT'S PREPARATION OF THE FINANCIAL STATEMENTS AND THE VIEW OF EACH AS TO APPROPRIATENESS OF SUCH JUDGMENTS.

2. FOLLOWING COMPLETION OF THE ANNUAL AUDIT, REVIEW SEPARATELY WITH EACH OF FINANCIAL MANAGEMENT, AND THE INDEPENDENT ACCOUNTANTS, ANY SIGNIFICANT DIFFICULTIES ENCOUNTERED DURING THE COURSE OF THE AUDIT, INCLUDING ANY RESTRICTIONS ON THE SCOPE OF WORK OR ACCESS TO REQUIRED INFORMATION.

3. REVIEW ANY SIGNIFICANT DISAGREEMENT AMONG FINANCIAL MANAGEMENT AND THE INDEPENDENT ACCOUNTANTS IN CONNECTION WITH THE PREPARATION OF THE FINANCIAL STATEMENTS.

4. REVIEW WITH THE INDEPENDENT ACCOUNTANTS AND FINANCIAL MANAGEMENT THE EXTENT TO WHICH CHANGES OR IMPROVEMENTS IN FINANCIAL OR ACCOUNTING PRACTICES, AS APPROVED BY THE COMMITTEE, HAVE BEEN IMPLEMENTED; PROVIDED SUCH REVIEW SHALL BE CONDUCTED AT AN APPROPRIATE TIME SUBSEQUENT TO IMPLEMENTATION OF CHANGES OR IMPROVEMENTS, AS DECIDED BY THE COMMITTEE.

     COMPLIANCE

1. REVIEW ACTIVITIES, ORGANIZATIONAL STRUCTURE, AND QUALIFICATIONS OF FINANCIAL MANAGEMENT OF THE CORPORATION.

2. PERFORM ANY OTHER ACTIVITIES CONSISTENT WITH THIS CHARTER, THE CORPORATION'S BY-LAWS AND GOVERNING LAW, AS THE COMMITTEE OR THE BOARD DEEM NECESSARY OR APPROPRIATE.

                           LIQUITEK ENTERPRISES, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

                           LIQUITEK ENTERPRISES, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

                                                                                PAGE
                                                                                ----
I.    PURPOSE................................................................... B-4

II.   DEFINITIONS............................................................... B-4

III.  EFFECTIVE DATE............................................................ B-7

IV.   ADMINISTRATION............................................................ B-7

V.    PARTICIPATION............................................................. B-8

      5.1  Eligibility.......................................................... B-8
      5.2  Ten Percent Stockholders............................................. B-8
      5.3  Stock Ownership...................................................... B-8
      5.4  Outstanding Stock.................................................... B-8

VI.   STOCK SUBJECT TO THE PLAN................................................. B-8

VII.  OPTIONS................................................................... B-9

      7.1  Stock Option Agreements.............................................. B-9
      7.2  Number of Shares..................................................... B-9
      7.3  Exercise Price....................................................... B-9
      7.4  Medium and Time of Payment........................................... B-9
      7.5  Term and Transferability of Options.................................. B-9
      7.6  Modification, Extension, and Renewal of Options...................... B-10
      7.7  Limitation on Grant of Incentive Stock Options....................... B-10
      7.8  "Formula Award" Grants to Certain Directors.......................... B-10
      7.9  Other Provisions..................................................... B-10

XIII. RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS,
      AND BENEFICIARIES......................................................... B-10

      8.1  Employee Status...................................................... B-11
      8.2  No Employment Contract............................................... B-11
      8.3  No Transferability................................................... B-11
      8.4  Plan Not Funded...................................................... B-11
      8.5  Adjustments upon Recapitalizations and Corporate Changes............. B-12
      8.6  Termination of Employment............................................ B-12

      8.7  Death of Participant................................................. B-12
      8.8  Disability of Participant............................................ B-13
      8.9  Retirement of Participant............................................ B-13
      8.10 Rights as a Stockholder.............................................. B-13
      8.11 Deferral of Payments................................................. B-13
      8.12 Acceleration of Awards............................................... B-13

IX.   MISCELLANEOUS............................................................. B-14

      9.1  Termination, Suspension, and Amendment............................... B-14
      9.2  No Fractional Shares................................................. B-14
      9.3  Tax Withholding...................................................... B-14
      9.4  Restrictions of Elections Made by Participants....................... B-15
      9.5  Limitations on the Corporation's Obligations......................... B-15
      9.6  Compliance with Laws................................................. B-15
      9.7  Governing Law........................................................ B-15
      9.8  Securities Law Requirements.......................................... B-15
      9.9  Execution............................................................ B-18

                           LIQUITEK ENTERPRISES, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

I. PURPOSE

     The Liquitek Enterprises, Inc. 2000 Stock Option and Incentive Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.

II. DEFINITIONS.

     2.1 "Award" shall mean an Option, which may be designated an Incentive Stock Option or a Nonstatutory Stock Option, in each case as granted pursuant to the Plan and in a form substantially similar to the Incentive Stock Option and Nonstatutory Stock Option Agreements attached hereto.

     2.2 "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing an Award.

     2.3 "Beneficiary" shall mean the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

     2.4  "Board" shall mean the Board of Directors of the Corporation.

     2.5  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan, or the Board if no Committee has been appointed.

     2.7 "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

     2.8 "Corporation" shall mean LIQUITEK ENTERPRISES, INC., a Nevada corporation, and its Subsidiaries.

     2.9 "Disability" shall mean the condition of a Participant who is unable to perform his or her substantial and material job duties due to injury or sickness or such other condition as the

Board or Committee may determine in its sole discretion and/or engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     2.10 "Effective Date" shall mean December 28, 2000, the date the Plan was adopted by the Board provided the stockholders of the Company ratify the Plan within one year from its adoption by the Board.

     2.11 "ELIGIBLE EMPLOYEE" SHALL MEAN AN INDIVIDUAL WHO IS EMPLOYED (WITHIN THE MEANING OF CODE SECTION 3401 AND THE REGULATIONS THEREUNDER) BY THE CORPORATION. ADDITIONALLY FOR PURPOSES OF THIS PLAN, A PARTICIPANT WHO IS A DIRECTOR OR A CONSULTANT, VENDOR, CUSTOMER, OR OTHER PROVIDER OF SIGNIFICANT SERVICES TO THE CORPORATION OR A SUBSIDIARY SHALL BE DEEMED TO BE AN ELIGIBLE EMPLOYEE, AND SERVICE AS A DIRECTOR, CONSULTANT, VENDOR, CUSTOMER, OR OTHER PROVIDER OF SIGNIFICANT SERVICES TO THE CORPORATION OR A SUBSIDIARY SHALL BE DEEMED TO BE EMPLOYMENT, EXCEPT THAT NO INCENTIVE STOCK OPTION MAY BE GRANTED TO A NON-EMPLOYEE DIRECTOR OR NON-EMPLOYEE CONSULTANT, VENDOR, CUSTOMER, OR OTHER PROVIDER OF SIGNIFICANT SERVICES TO THE CORPORATION OR A SUBSIDIARY.

     2.12 "Event" shall mean any of the following:

          (a) Any person or entity (or group of affiliated persons or entities) acquires in one or more transactions, whether before or after the effective date of the Plan, ownership of more than 50% of the outstanding shares of stock entitled to vote in the election of directors of the Corporation; or

          (b) The dissolution or liquidation of the Corporation or a reorganization, merger, or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

               For purposes of this definition, ownership does not include ownership (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee, or a securities depository system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

     2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     2.14 "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

     2.15 "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows:

          (a) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation; or

          (b) If the Shares are traded over-the-counter on the OTC System, the closing price if one is available, or the mean between the bid and asked prices on such System at the close of business on the date of valuation; or

          (c) If neither (i) nor (ii) above applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     2.16 "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

     2.17 "Initial Grant" shall mean the initial grant of Awards as set forth in Exhibit "A," if any, attached hereto and incorporated herein by reference.

     2.18 "Nonstatutory Stock Option" shall mean an option not described in
Section 422(b), 423(b) or 424(b) of the Code.

     2.19 "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     2.20 "Participant" shall mean an Eligible Employee who has received an Award under the Plan.

     2.21 "Plan" shall mean the Liquitek Enterprises, Inc. 2000 Stock Option and Incentive Plan, as it may be amended from time to time.

     2.22 "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.

     2.23 "Restricted Stock Awards" shall mean any Award of shares of Common Stock that may be subject to certain restrictions and to a risk of forfeiture.

     2.24 "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age 65 and the completion of not less than 20 years of service with the Corporation or a Subsidiary.

     2.25 "Rule 16b" shall mean Rule 16b of the Securities and Exchange Act of 1934.

     2.26 "Share" shall mean one share of Common Stock, adjusted in accordance with Section 8.5 of the Plan (if applicable).

     2.27 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     2.28 "Stock Appreciation Right" shall mean the right granted to a Participant to be paid an amount measured by the appreciation in the Fair Market Value of the Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Common Stock, or property as specified in the Award or determined by the Committee.

     2.29 "Stock Option Agreements" shall mean an Award Agreement granting Options under the Plan.

     2.30 "Stock Purchase Agreement" shall mean an agreement to exercise Options under the Plan.

     2.31 "Subsidiary" shall mean any corporation at least 50% of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

     2.32 "Tax Date" shall have the meaning set forth in Section 9.3 hereof.


III. EFFECTIVE DATE

     The Effective Date of the Plan is December 28, 2000.

IV. ADMINISTRATION

     The Plan shall be administered by the Board in compliance with Rule 16b-3, or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members. The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Eligible Employees and consultants who are to be granted Awards, determine the number of Shares to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the stockholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. In addition to any right of indemnification provided by the Articles of Incorporation or Bylaws of the Corporation, such person shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with any claim, suit, action, or proceeding to which he may be a party by reason of any action or omission under the Plan.

V. PARTICIPATION

     5.1 ELIGIBILITY. Subject to the terms and conditions of Section 5.2 below, the Participants shall be such persons as the stockholders may approve or as the Committee may select from among the following classes of persons: (i) Eligible Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors); and (ii) consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary.

     For purposes of this Plan, a Participant who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

     5.2 TEN-PERCENT STOCKHOLDERS. An Eligible Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least 110% of the Fair Market Value of such Shares on the date of grant; and (ii) such Award by its terms is not exercisable after the expiration of five years from the date of grant.

     5.3 STOCK OWNERSHIP. For purposes of Section 5.2 above, in determining stock ownership an Eligible Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries. Stock with respect to which such Eligible Employee holds an Award shall not be counted.

     5.4 OUTSTANDING STOCK. For purposes of Section 5.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options or Purchase Rights held by the Participant or by any other person.

VI. STOCK SUBJECT TO THE PLAN

     The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued as Awards or upon exercise of Awards under the Plan shall not exceed 3,500,000 shares. The number of Shares subject to unexercised Options plus the number of Shares previously issued under the Plan shall not at any time exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, or any portion thereof, for any reason expires or is terminated, the unexercised or unvested Shares allocable to such Option may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to Section 9.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional Shares. The limitations established by this Article VI shall be subject to adjustment in the manner provided in Section 8.5 hereof upon the occurrence of an event specified therein.

VII. OPTIONS

     7.1 STOCK OPTION AGREEMENTS. Options shall be evidenced by written Stock Option Agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

     7.2 TYPE AND NUMBER OF SHARES. Each Option shall state the type of Award and the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 8.5 hereof.

     7.3 EXERCISE PRICE. Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than 110% of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

     7.4 MEDIUM AND TIME OF PAYMENT. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant, (iii) with a full recourse promissory note executed by the Participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Participant until such note is paid in full.

     7.5 TERM AND NON-TRANSFERABILITY OF OPTIONS. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

     7.6 MODIFICATION, EXTENSION, AND RENEWAL OF OPTION. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

     7.7 LIMITATION ON GRANT OF INCENTIVE STOCK OPTIONS. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other Plans maintained by the Corporation, its parent, or its Subsidiaries) shall not exceed $100,000. The Board or Committee may, however, with the Participant's consent authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

     7.8 "FORMULA AWARD" GRANTS TO CERTAIN DIRECTORS. Each Director of the Company who is a member of the Compensation Committee shall be eligible to receive a grant of Nonstatutory Options for 25,000 Shares at an exercise price of at an exercise price equal to the Fair Market Value on the date of grant on January 1st of each year during the term of the Plan, commencing on January 1, 2001, for so long as there shall remain shares available for grant. The "formula award" options shall vest ratably over a three-year period on each anniversary of the grant date; however, in the event of a change of control of the Company that results in a change in the majority of the members of the Board of Directors, all of the Options granted shall immediately vest. In the event that there shall at any time be an insufficient number of shares remaining available to award and grant to each of the eligible Directors hereunder an Option covering the full number of shares then to be awarded, then and in such event each Director shall receive an Option covering a pro rata number of shares, calculated on the basis of the number of Directors then eligible to participate in the formula award hereunder. Nothing in this Plan or any Stock Option Agreement shall obligate the Company to increase the number of shares subject to the Plan so that the Company may grant Options to eligible Directors throughout the entire term of this Plan or to grant Options or other rights to any Director after Options covering the total number of shares covered by the Plan have been granted or after the expiration of the term of the Plan.

     7.9 OTHER PROVISIONS. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

XIII. RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS, AND BENEFICIARIES

     8.1 EMPLOYEE STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee or to Eligible Employees generally.

     8.2 NO EMPLOYMENT CONTRACT. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or any Participant any right to continue in the employ of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in the Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

     8.3 NO TRANSFERABILITY. Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements, or torts of any Eligible Employee, Participant, or Beneficiary, in any case except as may otherwise be expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer, assignment, or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option or similar right (including any Stock Appreciation Right), such discretion may only be exercised to the extent that applicable rules under
Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

     8.4 PLAN NOT FUNDED. No Participant, Beneficiary, or other person shall have any right, title, or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary, or other person. To the extent that a Participant, a Beneficiary, or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

     8.5 ADJUSTMENT UPON RECAPITALIZATIONS AND CORPORATE CHANGES. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares of other consideration that is subject to or may be delivered under the Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards shall also be made as appropriate. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options to which they are related. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

     8.6 TERMINATION OF EMPLOYMENT, EXCEPT BY DEATH, DISABILITY, OR RETIREMENT. If a Participant ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions of Section 8.3 above, to exercise any Award at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated (i) "for cause" as defined in any applicable employment agreement, (ii) pleads or is found guilty of a felony involving an act of dishonesty or moral turpitude by a court of competent jurisdiction; (iii) has engaged in serious misconduct; (iv) has made any material misrepresentation to the Company; (v) has committed a willful, unexcused breach of his duty in the course of Executive's employment; (vi) has been guilty of habitual neglect of Executive's duties; or (vii) has usurped a corporate opportunity, is guilty of fraudulent embezzlement of property or funds of the Company, or committed any act of fraud or intentional misrepresentation or any other act involving moral turpitude, dishonesty, or other misconduct that would constitute a felony, any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the 90th day after the Participant's reemployment rights are guaranteed by statute or by contract.

     8.7 DEATH OF PARTICIPANT. If a Participant dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Award under this Section 8.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within 12 months after the Participant's death (but not later than the date of termination fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

     8.8 DISABILITY OF PARTICIPANT. If a Participant ceases to be an Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within 12 months after termination of employment (but not later than the termination date fixed in the applicable Agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

     8.9 RETIREMENT OF PARTICIPANT. If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right to exercise the Award at any time within three months after termination of employment (but not later than the termination date fixed in the applicable Award Agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

     8.10 RIGHTS AS A STOCKHOLDER. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8.5 hereof.

     8.11 DEFERRAL OF PAYMENTS. The Board or the Committee may approve the deferral of any payments that may become due under the Plan. Such deferrals shall be subject to any conditions, restrictions, or requirements as the Board or the Committee may determine.

     8.12 ACCELERATION OF AWARDS. Immediately prior to the occurrence of an Event, (i) each Option and Stock Appreciation Right under the Plan shall become exercisable in full; (ii) Restricted Stock delivered under the Plan shall immediately vest free of restrictions; and (iii) each other Award outstanding under the Plan shall be fully vested or exercisable, unless, prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (A) for the assumption of such Awards theretofore granted; or (B) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices; or (C) for the payment of the fair market value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 8.12 only, Board shall mean the Board of Directors of the

Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.

IX. MISCELLANEOUS

     9.1 TERMINATION, SUSPENSION, AND AMENDMENT. The Board or the Committee may, at any time, suspend, amend, modify, or terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provisions of
Section 8.5 hereof, no amendment or modification of the Plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

          (i) materially increase the benefits accruing to Participants under the Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

          (ii) materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plan; or

          (iii) materially modify the requirements of eligibility for participation in the Plan.

Neither adoption of the Plan nor the provisions hereof shall limit the authority of the Board to adopt other Plans or to authorize other payments of compensation and benefits under applicable law. No Awards under the Plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the Plan prior to such amendment, suspension, or termination.

     9.2 NO FRACTIONAL SHARES. No Award or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

     9.3 TAX WITHHOLDING. As required by law, federal, state, or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirements. The Corporation is entitled to require deduction from other compensation payable to each Participant or, in the alternative: (i) the Corporation may require the Participant to advance such sums; or (ii) if a Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the exercise date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the date the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

     9.4 RESTRICTIONS ON ELECTIONS MADE BY PARTICIPANTS. Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: (i) the election must be made prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

     9.5 LIMITATIONS ON THE CORPORATION'S OBLIGATIONS. The Corporation shall not be obligated to issue shares and/or distribute cash to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, unless withholding (or offset against a cash payment) as of or prior to the exercise date is sufficient to cover all such sums due or which may be due with respect to such exercise. In addition, the Board or the Committee may grant to a Participant a cash bonus in any amount required by federal, state, or local tax law to be withheld with respect to an Award.

     9.6 COMPLIANCE WITH LAWS. The Plan, the granting of Awards under the Plan, the Stock Option Agreements, and Stock Purchase Agreements and the delivery of Options, Shares, and Awards (and/or the payment of money or Common Stock) pursuant thereto and the extension of any loans hereunder are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

     9.7 GOVERNING LAWS. The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of Utah as the Corporation's principle place of business.

     9.8  SECURITIES LAW REQUIREMENTS.

          (a) LEGALITY OF ISSUANCE. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

               (i) the Corporation and the Participant shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Securities

Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

               (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

               (iii) any other applicable provision of state or Federal law shall have been satisfied.

          (b) RESTRICTIONS ON TRANSFER. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9.8(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend reading substantially as follows and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

     THESE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS. THESE SHARES OR ANY INTEREST HEREIN MAY NOT, BE OFFERED, SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

          (c) REGISTRATION OR QUALIFICATION OF SECURITIES. The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the Plan to comply with any law.

          (d) EXCHANGE OF CERTIFICATES. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

                                      *****

     9.9 EXECUTION. To record the adoption of the Plan in the form set forth above by the Board effective as of December 28, 2000, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.


                                       LIQUITEK ENTERPRISES, INC.



                                       By:
                                          --------------------------------
                                          LESTER W. B. MOORE, President

ATTEST:


------------------------------
BRUCE H. HAGLUND, SECRETARY

                                   EXHIBIT "A"

                                 INITIAL GRANTS

                        INCENTIVE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      2000 STOCK OPTION AND INCENTIVE PLAN

                                       OF

                           LIQUITEK ENTERPRISES, INC.

     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made as of __________________ (the "Effective Date") by and between LIQUITEK ENTERPRISES, INC., a Nevada corporation (the "COMPANY"), and __________________ (the "OPTIONEE") pursuant to the COMPANY's 2000 Stock Option and Incentive Plan (the "Plan").

     The Board of Directors of the COMPANY has adopted the Plan as of December 28, 2000 to which this Agreement and the option granted hereunder ("Option") are subject, and the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its stockholders to grant the Option provided for herein to OPTIONEE as an inducement to remain in the employ of the COMPANY, and as an incentive for increased effort during such service.

     1. GRANT OF OPTION. The Company grants to OPTIONEE the right and option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ________ shares of the authorized $.001 par value Common Stock of the COMPANY, at the purchase price of $________ per share (being not less than the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 250 full shares, unless the number purchased is the total number at the time purchasable under the Option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

     2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from the Effective Date, as hereinabove provided, by written notice that shall;

          2.1 state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses, and Social Security Numbers of such persons;

          2.2 contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

          2.3 be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

          2.4 be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check.

     3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

     4. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

     5. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date or sooner if OPTIONEE ceases to be in the continuous employ of the COMPANY (whether by resignation, retirement, dismissal, or otherwise), except that: (a) in the event of termination of such employment for any reason other than the permanent disability of OPTIONEE, as defined in
Section 22(e)(3) of the Internal Revenue Code, as amended and as presently in effect (the "Code"), or for cause, OPTIONEE may at any time within a period of three months thereafter exercise the Option granted hereunder to the extent such Option was exercisable by OPTIONEE on the date of the termination of such employment; and (b) in the event of the permanent disability of OPTIONEE while in the employ of the COMPANY, the Option granted hereunder, to the extent that OPTIONEE was entitled to exercise such Option on the date of OPTIONEE's disability, may be exercised within one year after such termination as a result of disability by OPTIONEE or the person or persons to whom OPTIONEE's rights under the Option granted hereby shall pass by will or by the applicable laws of descent and distribution. Notwithstanding anything herein to the contrary, however, the Option and all rights herein granted shall be exercisable in all events six months prior to the Terminal Date and in all events terminate and become null and void 10 years from the date of this Agreement.

     6. LIMITATION UPON TRANSFER. During the lifetime of OPTIONEE, the Option and all rights granted hereunder shall be exercisable only by OPTIONEE, and except as in paragraph 5 otherwise provided, the Option and all rights granted hereunder shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

     7. CONDITION OF EMPLOYMENT. In order to be entitled to exercise the Option granted hereunder as to the first increment of shares as shown in Exhibit "A," OPTIONEE must remain in the continuous employ of the COMPANY for the period of at least three months from the date hereof.

     8. STOCK AS INVESTMENT. By accepting this Option, the OPTIONEE acknowledges for OPTIONEE or any heirs and legatees, that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the transfer of any or all of the shares subject to the Option granted hereunder, the OPTIONEE, or heirs or legatees receiving such shares, shall deliver to the COMPANY a representation in writing that such shares are being acquired in good faith for investment and not for distribution. The OPTIONEE shall not dispose (whether by sale, exchange, gift, or any other transfer) of any shares of stock acquired pursuant to the exercise of the Option granted hereunder, within two years after the grant of this Option or one year after the transfer of such shares to him upon his exercise of such Option. OPTIONEE further recognizes that any disposition (whether a sale, exchange, gift, or any other transfer) of any shares of stock prior to the aforementioned periods will not only be a breach of this Agreement, but will also disqualify the Option as a Incentive Stock Option under Section 422 of the Code.

     9. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the Common Stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     10. RIGHT AS STOCKHOLDER. Neither OPTIONEE nor his executors, administrators, heirs or legatees, shall be or have any rights or privileges of a stockholder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the stockholder of record on the books of the COMPANY.

     11. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

     12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the OPTIONEE and all rights granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the OPTIONEE, OPTIONEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

     13. INTERNAL REVENUE CODE. All Options granted hereunder are granted pursuant to the Internal Revenue Code, as amended, as it is in force and effect at the date of grant.

     14. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be submitted first to the Board of Directors for resolution and then to an appropriate court within the State of Utah, if necessary.

     IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and OPTIONEE has hereunto set his or her hand the date and year first above written, which is the time of the granting of the Option hereunder.


"COMPANY"                               "OPTIONEE"

LIQUITEK ENTERPRISES, INC.,
   a Nevada corporation

By:
   -------------------------------      ------------------------------------
   LESTER W.B. MOORE, President
                                        ------------------------------------

(Corporate Seal)


ATTEST:

By:
   -------------------------------
   BRUCE H. HAGLUND, SECRETARY

                                   EXHIBIT "A"

                        INCENTIVE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      2000 STOCK OPTION AND INCENTIVE PLAN

                                       OF

                           LIQUITEK ENTERPRISES, INC.

                              --------------------

                                EXERCISE SCHEDULE



Option Period                                Number of Exercisable Option Shares
-------------                                -----------------------------------

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      2000 STOCK OPTION AND INCENTIVE PLAN

                                       OF

                           LIQUITEK ENTERPRISES, INC.

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of ___________________ (the "Effective Date") by and between LIQUITEK ENTERPRISES, INC., a Nevada corporation, (the "COMPANY") and , ___________________ (the "OPTIONEE"), pursuant to the COMPANY's 2000 Stock Option and Incentive Plan (the "Plan").

     The Board of Directors of the COMPANY has adopted the Plan as of December 28, 2000 to which this Agreement and the option granted hereunder ("Option") are subject, and the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its stockholders to grant the Option provided for herein to OPTIONEE to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the COMPANY.

     1. GRANT OF OPTION. The Company grants to OPTIONEE the right and Option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ shares of the authorized no par value Common Stock of the COMPANY, at the purchase price of $ _________ per share (being not less than 85% of the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 250 full shares, unless the number purchased is the total number at the time purchasable under the option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

     2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from time to time, as hereinabove provided, by written notice which shall;

          2.1 state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses, and Social Security Numbers of such persons;

          2.2 contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

          2.3 be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

          2.4 be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check.

     3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

     4. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

     5. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date or sooner if OPTIONEE ceases to provide service to the COMPANY (referred to as "employment" for purposes of this Agreement) (whether by resignation, retirement, dismissal, or otherwise), except that: (a) in the event of termination of such employment for any reason other than the permanent disability of OPTIONEE, as defined in Section 22(e)(3) of the Internal Revenue Code, as amended and as presently in effect (the "Code"), or for cause, OPTIONEE may at any time within a period of three months thereafter exercise the Option granted hereunder to the extent such Option was exercisable by OPTIONEE on the date of the termination of such employment; and (b) in the event of the permanent disability of OPTIONEE while in the employ of the COMPANY, the Option granted hereunder, to the extent that OPTIONEE was entitled to exercise such Option on the date of OPTIONEE's disability, may be exercised within one year after such termination as a result of disability by OPTIONEE or the person or persons to whom OPTIONEE's rights under the Option granted hereby shall pass by will or by the applicable laws of descent and distribution. Notwithstanding anything herein to the contrary, however, the Option and all rights herein granted shall be exercisable in all events six months prior to the Terminal Date and in all events terminate and become null and void 10 years from the date of this Agreement.

     6. LIMITATION UPON TRANSFER. During the lifetime of OPTIONEE, the Option and all rights granted hereunder shall be exercisable only by OPTIONEE or OPTIONEE's rightful assigns.

     7. CONDITION OF EMPLOYMENT. In order to be entitled to exercise the Option granted hereunder as to the first increment of shares as shown in Exhibit "A," OPTIONEE must remain in the continuous employ of the COMPANY for the period of at least three months from the date hereof.

     8. STOCK AS INVESTMENT. By accepting this Option, the OPTIONEE acknowledges for OPTIONEE or any heirs and legatees, that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the transfer of any or all of the shares subject to the Option granted hereunder, the OPTIONEE, or heirs or legatees receiving such shares, shall deliver to the COMPANY a representation in writing that such shares are being acquired in good faith for investment and not for distribution.

     9. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the Common Stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     10. RIGHT AS STOCKHOLDER. Neither OPTIONEE nor his executors, administrators, heirs, or legatees, shall be or have any rights or privileges of a stockholder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the stockholder of record on the books of the COMPANY.

     11. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified, and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

     12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the OPTIONEE and all rights granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the OPTIONEE, OPTIONEE's assigns, heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

     13. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be submitted first to the Board of Directors for resolution and then to an appropriate court within the State of Utah, if necessary.

     IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and OPTIONEE has hereunto set his or her hand the date and year first above written, which is the time of the granting of the Option hereunder.


"COMPANY"                               "OPTIONEE"

LIQUITEK ENTERPRISES, INC.,
  a Nevada corporation


By:
   -------------------------------      -------------------------------------
   LESTER W.B. MOORE, PRESIDENT

                                        -------------------------------------

(Corporate Seal)

ATTEST:

By:
   -------------------------------
   BRUCE H. HAGLUND, SECRETARY

                                   EXHIBIT "A"

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                      2000 STOCK OPTION AND INCENTIVE PLAN

                                       OF

                           LIQUITEK ENTERPRISES, INC.

                              --------------------

                                EXERCISE SCHEDULE


Option Period                                Number of Exercisable Option Shares
-------------                                -----------------------------------

                           LIQUITEK ENTERPRISES, INC.

    PROXY FORM FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2001

     The undersigned hereby constitutes and appoints Culley W. Davis and Bruce
H. Haglund, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, par value $.001, of LIQUITEK ENTERPRISES, INC. (the "Company"), standing in the name of the undersigned at the close of business on April 12, 2000, at the Annual Meeting of Stockholders to be held May 19, 2001, and at any and all adjournments and postponements thereof, to vote:

1.   Election of Directors:
                                       FOR all nominees listed below
                                  ---  (Except as marked to the contrary below)

                                  ---  WITHHOLD AUTHORITY (Circle nominees for
                                       whom voting authority is to be withheld.)

     CULLEY W. DAVIS                  ROBERT C. GAY            DUDLEY E. J. WARD

     LESTER W. B. MOORE            ROBERT D. PETERSON          DAVID A. DATTILO

                                      O. GUY EADY

2. To approve the Company's 2000 Stock Option and Incentive Plan providing for a total of 3,500,000 shares of the Company's Common Stock to be set aside for grant as approved by the Board of Directors:

          _____ FOR           _____ AGAINST            _____ ABSTAIN

3. To consider and ratify the appointment of SQUAR, MILNER, REEHL & WILLIAMSON, LLP as independent auditors of the Company for the fiscal year ending December 31, 2001:

          _____ FOR           _____ AGAINST            _____ ABSTAIN

4. In their discretion, the Board of Directors is authorized to vote this Proxy upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR the election of all of the director nominees named above and FOR approval of Proposals 2, 3, and 4 if necessary.


                                       DATED: ______________________, 2001



                                       ----------------------------------------
                                       (Signature)


                                       ----------------------------------------
                                       (Signature, if held jointly)


IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                 Please mark, sign, date, and return promptly.

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF LIQUITEK ENTERPRISES, INC.